Exhibit 10.110

FIRST INVESTORS AUTO FUNDING CORPORATION,
as Depositor,

and

DEUTSCHE BANK TRUST COMPANY DELAWARE,
as Owner Trustee

AMENDED AND RESTATED TRUST AGREEMENT
Dated as of November 20, 2003

i

ii

AMENDED AND RESTATED TRUST AGREEMENT, dated as of November 20, 2003 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), between FIRST INVESTORS AUTO FUNDING CORPORATION, a Delaware corporation, as depositor (the “Depositor”), and DEUTSCHE BANK TRUST COMPANY DELAWARE, a Delaware banking corporation, (in its capacity as owner trustee and not in its individual capacity, the “Owner Trustee”).

WHEREAS, the Depositor and the Owner Trustee have entered into a Trust Agreement, dated as of November 12, 2003 (the “Original Trust Agreement”); and

WHEREAS, the Depositor and Owner Trustee desire to amend and restate the Original Trust Agreement in its entirety as provided herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Depositor and the Owner Trustee that the Original Trust Agreement be amended and restated and replaced in its entirety as follows:

Article I

Definitions

Section 1.1            Definitions.

Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Agreement.

Administrator:  First Investors Financial Services, Inc., or any successor administrator.

Affiliate:  With respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.  For purposes of this definition, “control” when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

Business Day:  Any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware, Houston, Texas or Atlanta, Georgia are authorized or obligated by law, executive order or governmental decree to remain closed.

Certificate: A physical certificate evidencing the beneficial interest of the holder thereof in the Trust as specified therein, substantially in the form of Exhibit A attached hereto.

Certificate of Trust:  The Certificate of Trust attached hereto as Exhibit B filed with the Secretary of the State of Delaware on November 12, 2003 for the Trust pursuant to Section 3810(a) of the Statutory Trust Act.

Certificate Register:  As defined in Section 3.4.

Certificate Registrar:  As defined in Section 3.4.

Code:  The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

Corporate Trust Office:  The principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at, 1011 Centre Road, Suite 200, Wilmington Delaware 19805-1266, Attention: Corporate Trust, or at such other address as the Owner Trustee may designate from time to time by notice to the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Depositor.

Depositor:  First Investors Auto Funding Corporation, a Delaware corporation, in its capacity as depositor under this Agreement, and its successors.

Depositor Account:  As defined in Section 5.1.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Expenses:  As defined in Section 8.2(a) and shall include amounts in connection with all liabilities, losses, damages, taxes, claims, actions and suits referred to in such section.

Final Note Payment Date:  April 20, 2011.

Indemnified Parties:  As defined in Section 8.2(a).

Indenture:  The Indenture, dated as of November 20, 2002, between the Trust and Wells Fargo Bank Minnesota, National Association, a national banking association, as indenture trustee and as custodian, as amended, supplemented or otherwise modified and in effect from time to time.

Independent:  As defined in the Indenture.

Initial Pool Balance:  $114,726,890.91 .

Insurer:  MBIA Insurance Corporation, a New York stock insurance company, and its successors.

Notes:  As defined in the Indenture.

Owner Trust Estate:  All right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Allocation Agreement and all monies deposited from time to time in the Collection Account, the Note Payment Accounts, the Prefunding Account and the Reserve Account.

Owner Trustee:  Deutsche Bank Trust Company Delaware, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor Owner Trustee under this Agreement.

Paying Agent:  The Owner Trustee, Deutsche Bank Trust Company Americas, or any other Person appointed as Paying Agent with respect to the Certificate in accordance with Section 3.6.

Prepayment Date:  The Payment Date specified by the Servicer pursuant to Section 9.3(a).

Record Date:  With respect to any Payment Date or Prepayment Date, the close of business on the Business Day immediately preceding such Payment Date or Prepayment Date.

Responsible Officer:  As defined in the Indenture.

Sale and Allocation Agreement:  The Sale and Allocation Agreement, dated as of the date hereof, by and among the Depositor, the Indenture Trustee, the Securities Intermediary,  the Trust and the Servicer, as amended, supplemented or otherwise modified and in effect from time to time.

Secretary of State:  The Secretary of State of the State of Delaware.

Securities Act:  The Securities Act of 1933, as amended.

Statutory Trust Act:  Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code section 3801 et seq., as the same may be amended, supplemented or otherwise modified and in effect from time to time.

Transfer:  To sell, transfer, assign, participate, pledge or otherwise dispose of.

Treasury Regulations:  Regulations, including proposed or temporary regulations, promulgated under the Code.  All references herein to specific provisions of proposed or temporary Treasury Regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Trust:  The Delaware statutory trust established by this Agreement.

Section 1.2            Other Definitional Provisions.

(a)           Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Allocation Agreement or, if not defined therein, in the Indenture.

(b)           All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)           As used in this Agreement and in any certificate or other documents made or delivered pursuant hereto or thereto, accounting terms not defined in this

Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings assigned to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)           The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, Section and Exhibit references contained in this Agreement are references to Articles, Sections and Exhibits in or to this Agreement unless otherwise specified.  The term “including” shall mean “including without limitation.”

(e)           The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)            Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.

Article II

Organization of the Trust

Section 2.1            Name.

The name of the Trust shall be “First Investors Auto Owner Trust 2003-A,” in which name the Trust and the Owner Trustee shall have power and authority and each is hereby authorized and empowered to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.2            Office.

The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Depositor.

Section 2.3            Purposes and Powers.

The purpose of the Trust is, and the Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage solely in the following activities:

(a)           to execute, issue and deliver the Notes pursuant to the Indenture, to execute, authenticate, issue and deliver the Certificate pursuant to this Agreement, and to sell Class A Notes;

(b)           to use the proceeds of the sale of the Class A Notes to fund the Reserve Account and the Prefunding Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Allocation Agreement in consideration for the purchase of Contracts;

(c)           to pay interest on (with respect to the Class A Notes) and principal of the Notes and amounts distributable with respect to the Certificate;

(d)           to assign, grant, transfer, pledge, mortgage and convey the Collateral to the Indenture Trustee pursuant to the Indenture;

(e)           to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is to be a party;

(f)            subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the holder of the Certificate; and

(g)           to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

Section 2.4            Appointment of Owner Trustee.

The Depositor hereby appoints Deutsche Bank Trust Company Delaware as owner trustee, as trustee of the Trust effective as of the date hereof, to have all the rights, powers and authority set forth herein and in the Statutory Trust Act and Deutsche Bank Trust Company Delaware, as owner trustee, hereby accepts such appointment.

Section 2.5            Organizational Matters.

The Depositor shall pay from amounts payable to it pursuant to Section 3.5(d)(xii) of the Sale and Allocation Agreement, the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee, in its individual capacity, for any such expenses paid by the Owner Trustee, in its individual capacity. The net proceeds from the sale of the Class A Notes shall be used to purchase Contracts and related property from the Depositor in accordance with Section 2.1 of the Sale and Allocation Agreement and to fund the Reserve Account and the Prefunding Account in the amounts required by the Sale and Allocation Agreement.

Section 2.6            Declaration of Trust.

The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Depositor, subject to the obligations of the Trust under the Transaction Documents.  It is the intention of the parties hereto that (A) the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust and (B) solely for income and franchise tax purposes, the Trust shall be treated as a trust.  Unless otherwise required by the appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a trust for such tax purposes.  Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust. The Owner Trustee shall have power and authority and is hereby authorized and empowered to execute and file any certificate to be filed under the Statutory Trust Act.

Section 2.7            Title of Trust Property.

Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.8            Situs of Trust.

The Trust shall be located in the State of Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York.  The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or outside the State of Delaware.  Payments will be received by the Trust only in the State of Delaware or the State of New York, and payments will be made by the Trust only from the State of Delaware or the State of New York.  The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

Section 2.9            Representations and Warranties of the Depositor.

The Depositor hereby represents and warrants to the Owner Trustee (as such and in its individual capacity) that:

(a)           the Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

(b)           the Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications;

(c)           the Depositor has the power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to carry out their respective terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust; the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action and the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party has been duly authorized by the Depositor by all necessary action;

(d)           the consummation by the Depositor of the transactions contemplated by this Agreement and each other Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound do not result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents) and do not violate any law or, to the knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties;

(e)           there are no proceedings or investigations pending or, to the knowledge of the Depositor, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which the Depositor is a party or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes; and

(f)            the representations and warranties of the Seller in Section 2.2 of the Sale and Allocation Agreement are true and correct.

Section 2.10         Federal Income Tax Matters.

It is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other taxes, the Trust will not be treated as an association or publicly traded partnership taxable as a corporation.  The Depositor, by acceptance of its interest in the Certificate, and the Owner Trustee agree to such treatment and agree to take no action inconsistent with such treatment, including the making of an election under Treasury Regulation Section 301.7701-3 on behalf of the Trust such that the Trust is treated as an association taxable as a corporation.  Except as authorized by the succeeding sentence, the Depositor shall not sell or suffer to be transferred the ownership of the Class B Notes unless the Depositor shall first have either received an opinion of counsel to the effect that such sale or transfer would not cause the Trust to be taxable as an association or publicly traded partnership taxable as a corporation or provided the Trust indemnification satisfactory to the Owner Trustee with respect to any such tax or other expense that might be imposed on or incurred by the Trust as a result of such action.  Notwithstanding the foregoing, the Depositor (and any transferee thereof) may sell or transfer or cause the Class B Notes to be sold or transferred provided that such transfer is in accordance with the transfer restrictions set forth in the Indenture and the form of Class B Note.

Article III

Trust Certificates and Transfer of Interests

Section 3.1            Ownership.

The Depositor shall be the sole beneficial owner of the Trust.

Section 3.2            The Certificate.

The Certificate shall be issued to the Depositor on the Closing Date as a registered, definitive, physical certificate, substantially in the form set forth in Exhibit A attached hereto.  The Certificate shall not be Transferred by the Depositor to any other Person.

The Certificate may be in printed or typewritten form and shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee.  If the Certificate bears the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, it shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificate or did not hold such offices at the date of authentication and delivery of the Certificate.

Section 3.3            Authentication of the Certificate.

As of the date hereof, the Owner Trustee shall cause the Certificate to be executed on behalf of the Trust, authenticated, issued and delivered upon written order of the Depositor signed by its manager, its president, any vice president, its secretary or its treasurer, without further action by the Depositor.  Thereupon, such Certificate shall be duly authorized, validly issued and entitled to the benefits of this Agreement.  The Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A executed by the Owner Trustee or Deutsche Bank Trust Company Americas, as the Owner Trustee’s authenticating agent, by manual signature, which authentication shall constitute conclusive evidence that the Certificate is entitled to the benefits of this Agreement and has been duly authenticated, duly authorized, validly issued and delivered hereunder.  The Certificate shall be dated the date of its authentication.

Section 3.4            Registration of the Certificate.

The Certificate Registrar (defined below) shall cause to be kept, at its Corporate Trust Office (as defined in the Sale and Allocation Agreement) a register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificate.  The Indenture Trustee initially shall be the registrar (the “Certificate Registrar”) for the purpose of registering the Certificate as herein provided.  The Certificate Registrar shall, promptly upon request, furnish to the Owner Trustee information regarding the Certificate Register, including a copy thereof.  Upon any resignation of any Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

Section 3.5            Mutilated, Destroyed, Lost or Stolen Certificate.

(a)           If (i) a mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of the Certificate, and (ii) there is delivered to the Certificate Registrar and Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by them to hold each of the Trust, the Certificate Registrar and the Owner Trustee (as such and in its individual capacity) harmless, then, in the absence of notice to the Trust, the Certificate Registrar or the Owner Trustee that the Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute and the Owner Trustee or Deutsche Bank Trust Company Americas, as the Owner Trustee’s authenticating agent, shall authenticate and deliver, in exchange for, or in lieu of, such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of like tenor and denomination.  If, after the delivery of such replacement Certificate, a protected purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Trust shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom such replacement Certificate was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Owner Trustee (as such or in its individual capacity) in connection therewith.

(b)           Upon the issuance of any replacement Certificate under this Section 3.5, the Trust may require the payment by the Depositor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the fees and expenses of the Owner Trustee (as such and in its individual capacity)) related thereto.

(c)           Any replacement Certificate issued pursuant to this Section 3.5 in replacement of the mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be duly authorized, validly issued and entitled to all the benefits of this Agreement.

(d)           The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Certificate.

Section 3.6            Appointment of Paying Agent.

The Paying Agent with respect to the Certificate shall initially be Deutsche Bank Trust Company Americas, and any co-paying agent chosen by the Owner Trustee.  Deutsche Bank Trust Company Americas shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Owner Trustee.  In the event that Deutsche Bank Trust Company Americas shall no longer be the Paying Agent, the Owner Trustee, with the consent of the Insurer, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee.  The rights, benefits, protections, privileges and immunities of the Owner Trustee (as such or in its individual capacity) under this Agreement shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Article IV

Actions by Owner Trustee

Section 4.1            Prior Notice with Respect to Certain Matters.

With respect to the following matters, the Trust shall not take action unless (a) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Insurer and the Rating Agencies in writing of the proposed action and (b) the Insurer, if an Insurer Default shall not have occurred and be continuing, shall have previously consented in writing thereto and the Depositor shall not have (i) notified the Owner Trustee in writing prior to the 30th day after such notice is given that it has withheld consent or (ii) provided alternative written direction prior to the 30th day after such notice is given:

(A)          the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Contracts) and the settlement of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Contracts);

(B)           the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

(C)           the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(D)          the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent for the Notes or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent for the Notes or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

(E)           the consent to the calling or waiver of any default of any Transaction Document;

(F)           the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Transaction Document, unless permitted in the Transaction Documents;

(G)           cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Transaction Documents;

(H)          possess Trust assets, or assign the Trust’s right to property, for other than a Trust purpose;

(I)            cause the Trust to lend any funds to any entity, unless permitted in this Agreement or the Transaction Documents;

(J)            except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

(K)          merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust’s assets to any other entity;

(L)           do any act that conflicts with any other Transaction Document;

(M)         do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

(N)          confess a judgment against the Trust; or

(O)          change the Trust’s purpose and powers from those set forth in this Agreement.

In addition, the Trust shall not commingle its assets with those of any other entity.  The Trust shall maintain its financial and accounting books and records separately from those of any other entity.  Except as expressly set forth herein, the Trust shall not pay any indebtedness, operating expenses or liabilities of any other entity.  The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its offices separate from the offices of the Depositor and the Servicer.  The Trust shall maintain an arms length relationship with its Affiliates, conduct its own business in its own name and hold itself out a separate entity from all other Persons.

Section 4.2            Action by Depositor with Respect to Certain Matters.

The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of the Insurer, if an Insurer Default shall not have occurred and be continuing, or the Depositor (with the consent of the Insurer, provided that an Insurer Default shall not have occurred and be continuing) (a) remove the Servicer pursuant to 5.2 of the Servicing Agreement, (b) appoint a successor Servicer pursuant to 5.2 of the Servicing Agreement, (c) remove the Administrator pursuant to Section 9 of the Administration Agreement, (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement or (e) sell the Contracts after the termination of the Indenture, except as expressly provided in the Transaction Documents.

Section 4.3            Action by Owner Trustee with Respect to Bankruptcy.

(a)           The Trust shall not, without the prior written consent of the Owner Trustee, (i) institute any proceedings to adjudicate the Trust as bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to the Trust, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (v) make any assignment for the benefit of the Trust’s creditors, (vi) admit in writing its inability to pay its debts generally as they become due, or (vii) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a “Bankruptcy Action”).  In considering whether to give or withhold written consent to any Bankruptcy Action by the Trust, the Owner Trustee, with the consent of the Depositor (hereby given, which consent the Depositor believes to be in the Trust’s and its best interests), shall consider the interest of the Noteholders and the Insurer in addition to the interests of the Trust and whether the Trust is insolvent.  The Owner Trustee shall have no duty to give such written consent to Bankruptcy Action by the Trust if the Owner Trustee shall not have been furnished (at the expense of the Person that requested that such letter be furnished to the Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Trust is then insolvent.

The Owner Trustee (as such and in its individual capacity) shall not be personally liable to any Person on account of the Owner Trustee’s good faith reliance on the provisions of this Section or in connection with the Owner Trustee’s giving prior written consent to Bankruptcy Action by the Trust in accordance herewith, or withholding such consent, in good faith, and neither the Trust nor the Depositor shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee (as such and in its individual capacity) for giving or withholding its consent to any such Bankruptcy Action.

(b)           The parties hereto stipulate and agree that the Depositor has no power to commence any Bankruptcy Action on the part of the Trust or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Trust.  To the extent permitted by applicable law, the consent of the Insurer (provided that no Insurer Default has occurred and is continuing) and the Indenture Trustee shall be obtained prior to taking any Bankruptcy Action by the Trust.

(c)           The provisions of this Section do not constitute an acknowledgment or admission by the Trust, the Owner Trustee, or any creditor of the Trust that the Trust is eligible to be a debtor under the United States Bankruptcy Code, 11 U.S.C. §101 et. Seq., as amended.

Section 4.4            Restrictions on Insurer’s Power.

Neither the Insurer nor the Depositor shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Article V

Application of Trust Funds; Certain Duties

Section 5.1            Establishment of Depositor Account.

Pursuant to Section 3.1(c) of the Sale and Allocation Agreement, there shall be maintained in the name of the Trust at an Eligible Institution a segregated trust account designated as the Depositor Account (the “Depositor Account”).  The Depositor Account shall be held in trust for the benefit of the Depositor.  Except as expressly provided in Section 3.1(c) of the Sale and Allocation Agreement, the Depositor Account shall be under the sole dominion and control of the Depositor.  All monies deposited from time to time in the Depositor Account pursuant to the Sale and Allocation Agreement shall be applied as provided in this Agreement.

Section 5.2            Application of Trust Funds.

(a)           On each Payment Date the Paying Agent with respect to the Certificate shall, after payment of all liabilities of the Trust, including any amounts owing to the Owner Trustee and the Insurer under the Transaction Documents, distribute all amounts on deposit in the Depositor Account to the Depositor.

In addition, the Paying Agent with respect to the Certificate shall, after payment of all liabilities of the Trust, including any amounts owing to the Owner Trustee and the Insurer under the Transaction Documents, promptly remit to the Depositor any amounts received from the Indenture Trustee for the benefit of the Depositor in respect of excess amounts from the Reserve Account pursuant to Section 3.6(d) of the Sale and Allocation Agreement.

(b)           In the event that any withholding tax is imposed on any payment (or allocations of income) by the Trust to the Depositor, such tax shall reduce the amount otherwise distributable to the Depositor in accordance with this Section 5.2.  The Owner Trustee and each Paying Agent with respect to the Certificate is hereby authorized and directed to retain (as directed in writing by the Administrator) from amounts otherwise distributable to the Depositor sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to the Depositor shall be treated as cash distributed to the Depositor at the time it is withheld by the Trust and remitted to the appropriate taxing authority.  If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee or the Paying Agent with respect to the Certificate may, in its sole discretion, withhold such amounts in accordance with this Section 5.2.  If the Depositor wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with the Depositor in making such claim so long as the Depositor agrees to reimburse the Owner Trustee, as such and in its individual capacity, for any expenses incurred.

Section 5.3            Method of Payment.

Subject to Section 9.1(c), distributions required to be made to the Depositor on any Payment Date shall be made to the Depositor by wire transfer, in immediately available funds, to the account (reasonably identified to the Paying Agent in writing) of the Depositor at a bank or other entity having appropriate facilities therefor.  Notwithstanding the foregoing, the final distribution in respect of the Certificate (whether on the Final Note Payment Date or otherwise) will be payable only upon presentation and surrender of the Certificate at the office of the Paying Agent with respect to the Certificate.

Section 5.4            No Segregation of Monies; No Interest.

Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Allocation Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be personally liable for any interest thereon.

Article VI

Authority and Duties of Owner Trustee

Section 6.1            General Authority.

The Owner Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement, in each case in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof and the Depositor’s execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Class A Notes and Class B Notes in the aggregate principal amount of $139,661,000.00 and $5,065,890.91, respectively.  In addition to the foregoing, the Owner Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust to take all actions required of or permitted to be taken by the Trust pursuant to the Transaction Documents.  The Owner Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust from time to time to take such action on behalf of the Trust as is permitted by the Transaction Documents and which the Servicer or the Administrator recommends with respect to the Transaction Documents.

Section 6.2            General Duties.

It shall be the duty of the Owner Trustee to perform (or cause to be performed) all of the duties expressly required to be performed by the Owner Trustee under this Agreement and the other Transaction Documents to which the Trust is a party.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator or any other Person is required in the Administration Agreement or any other Transaction Document to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Transaction Document, and the Owner Trustee shall not be held personally liable for the default or failure of the Administrator or any other Person to carry out its obligations under the Administration Agreement or any other Transaction Document.

Section 6.3            Action Upon Instruction.

(a)           Subject to Article IV, and in accordance with the terms of the Transaction Documents, the Depositor may, by written instruction, direct the Owner Trustee in the management of the Trust.

(b)           Notwithstanding any other provision herein or in any other Transaction Document, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Document or is otherwise contrary to law.

(c)           Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Insurer (so long as no Insurer Default has occurred and is continuing) and the Depositor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Insurer or the Depositor received, the Owner Trustee shall not be personally liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate written instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action as it shall deem to be in the best interests of the Depositor and shall have no personal liability to any Person for such action or inaction.

(d)           In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required or permitted to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Insurer (so long as no Insurer Default has occurred and is continuing) and the Depositor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action as it shall deem to be in the best interests of the Depositor and shall have no personal liability to any Person for such action or inaction.

Section 6.4            No Duties Except as Specified in this Agreement or in Instructions.

The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby, except the duties expressly required to be performed by the Owner Trustee by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3, and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any other Transaction Document.  The Owner Trustee, in its individual capacity, shall, however, at its own cost and expense, promptly take all action as may be necessary to discharge any lien (other than the lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee, in its individual capacity, that are not related to the ownership or the administration of the Owner Trust Estate or the Trust or the Owner Trustee’s serving as trustee of the Trust.

Section 6.5            No Action Except Under Specified Documents or Instructions.

The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (a) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (b) in accordance with the other Transaction Documents to which the Trust or the Owner Trust is a party and (c) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

Section 6.6            Restrictions.

The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would (i) adversely affect the treatment of the Class A Notes as indebtedness for federal income or income or franchise tax purposes of any Applicable Tax State, (ii) be deemed to cause a taxable exchange of the Class A Notes for federal income or income or franchise tax purposes of any Applicable Tax State or (iii) cause the Trust or any portion thereof to be taxable as an association or publicly traded partnership taxable as a corporation for federal income or income or franchise tax purposes of Applicable Tax State.

The Depositor shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

Article VII

Regarding The Owner Trustee

Section 7.1            Acceptance of Trusts and Duties.

The Owner Trustee accepts the trusts hereby created and agrees to perform the duties expressly required to be performed by the Owner Trustee hereunder.  The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Transaction Documents to which the Trust is a party.  The Owner Trustee shall not be personally answerable or accountable hereunder or under any other Transaction Document under any circumstances, except for liability to the Trust and the Depositor (a) for its own willful misconduct, bad faith or gross negligence or (b) in the case of the breach of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee in its individual capacity.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(i)            the Owner Trustee shall not be personally liable for any error of judgment made in good faith by the Owner Trustee unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts;

(ii)           the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken in good faith by it in accordance with the provisions of this Agreement at the instructions of the Indenture Trustee, the Insurer, the Depositor, the Administrator or the Servicer or other instructions given in accordance with this Agreement or any other Transaction Document;

(iii)          no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or under any other Transaction Document if the Owner Trustee shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it in its individual capacity against such risk or liability is not reasonably assured or provided to it in its individual capacity;

(iv)          under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, the Certificate, the Notes or other indebtedness of the Trust, including the principal of and interest on the Notes;

(v)           the Owner Trustee shall not be responsible or personally liable for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or Transaction Documents and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Noteholder, the Depositor or any other Person other than as expressly provided for herein;

(vi)          the Owner Trustee shall not be personally liable for the default or misconduct of the Servicer, the Administrator, the Depositor, the Indenture Trustee or any other Person under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no duty to monitor or supervise any other trustee hereunder, if any, the Certificate Registrar (if other than the Owner Trustee), the Administrator, the Paying Agent with respect to the Certificate (if other than the Owner Trustee), any agent or independent contractor of the Trust, any delegatee of any trustee or any other Person and the Owner Trustee (as such in its individual capacity) shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Transaction Documents that are not expressly required to be performed by the Owner Trustee or that are required to be performed by the Administrator under the Administration Agreement, the Servicer under the Sale and Allocation Agreement or the Indenture Trustee under the Indenture;

(vii)         the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document at the request, order or direction of the Depositor or otherwise, unless the Owner Trustee (as such and in its individual capacity) has been offered security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable or liable in its individual capacity except to the Trust or the Depositor for its own willful misconduct, bad faith or gross negligence in the performance of any such act;

(viii)        under no circumstances shall the Owner Trustee be personally liable for any representation, warranty, covenant, agreement or indebtedness of the Trust; and

(ix)           in any capacity in which it may act (or refrain from acting) pursuant to this Agreement or the other Transaction Documents, the Owner Trustee (as such and in its individual capacity) shall be entitled to the benefits of the Trust Agreement.

Section 7.2            Furnishing of Documents.

The Owner Trustee shall furnish to the Depositor promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

Section 7.3            Representations and Warranties.

The Owner Trustee, in its individual capacity, hereby represents and warrants to the Depositor that:

(a)           it is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(b)           it has taken all necessary action to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

(c)           neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

Section 7.4            Reliance; Advice of Counsel.

(a)           The Owner Trustee may rely upon, shall be fully protected in relying upon, and shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by an appropriate Person.  The Owner Trustee may conclusively rely (and shall be fully protected in relying) upon an Opinion of Counsel.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee (as such and in its individual capacity) for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)           In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transactions Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it.  The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

Section 7.5            Not Acting in Individual Capacity.

Except as provided in this Article VII, in accepting the trusts hereby created, Deutsche Bank Trust Company Delaware, acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 7.6            Owner Trustee Not Liable for Contracts.

The recitals contained herein and in the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no personal responsibility for the correctness thereof.  The Owner Trustee (as such or in its individual capacity) makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) or the Notes, or of any Contract or related documents.  The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Depositor under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle, the existence and enforceability of any insurance thereon, the existence and contents of any Contract on any computer or other record thereof, the validity of the assignment of any Contract to the Trust or any intervening assignment, the completeness of any Contract, the performance or enforcement of any Contract, the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document, or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer or any other Person taken in the name of the Owner Trustee.

Section 7.7            Owner Trustee May Own Notes.

The Owner Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

Article VIII

Compensation of Owner Trustee

Section 8.1            Owner Trustee’s Fees and Expenses.

The Owner Trustee in its individual capacity shall receive as compensation for its services hereunder the Owner Trustee Fee, in accordance with the priorities set forth in Section 3.5(d) of the Sale and Allocation Agreement, and the Owner Trustee shall be reimbursed in its individual capacity by the Issuer in accordance with the priorities set forth in Section 3.5(d) of the Sale and Allocation Agreement and in accordance with the terms of the Owner Trustee Fee Letter for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights, powers, authorities and duties.

Section 8.2            Indemnification.

(a)           To the extent not paid by the Trust in accordance with Section 3.5(d) of the Sale and Allocation Agreement, the Depositor shall be liable for, and shall indemnify, from funds available to it pursuant to Section 3.5(d)(xii) of the Sale and Allocation Agreement, each of (i) the Owner Trustee in its individual capacity and its successors, assigns, directors, officers, employees, agents and servants and (ii) Deutsche Bank Trust Company Americas and its successors, assigns, directors, officers, employees, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee in its individual capacity, Deutsche Bank Trust Company Americas or any other Indemnified Party in any way relating to or arising out of this Agreement, the other Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, however, that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in clauses (a) and (b) of the third sentence of Section 7.1.  None of the Owner Trustee, Deutsche Bank Trust Company Americas nor the Depositor will in any event be entitled to make any claim upon the Trust Property for the payment or reimbursement of any Expenses except in accordance with the Transaction Documents.  The indemnities contained in this Section 8.2 and the other benefits, protections and immunities of the Owner Trustee (as such and in its individual capacity) and Deutsche Bank Trust Company Americas under this Agreement shall survive the resignation or removal of the Owner Trustee and the termination of this Agreement.

(b)           Any obligations of the Depositor under this Agreement are obligations solely of the Depositor and will not constitute a claim against the Depositor to the extent that the Depositor does not have funds sufficient to make payment of such obligations.  In furtherance of and not in derogation of the foregoing, each of the Owner Trustee and Deutsche Bank Trust Company Americas, by entering into or accepting this Agreement, acknowledges and agrees that it has no right, title or interest in or to the Other Assets of the Depositor.  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, either the Owner Trustee or Deutsche Bank Trust Company Americas either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then each of the Owner Trustee and Deutsche Bank Trust Company Americas further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.  This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each of the Owner Trustee and Deutsche Bank Trust Company Americas further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 8.2(b) and the terms of this Section 8.2(b) may be enforced by an action for specific performance.  The provisions of this Section 8.2(b) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

Section 8.3            Payments to the Owner Trustee.

Any amounts paid to the Owner Trustee in its individual capacity or Deutsche Bank Trust Company Americas pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

Article IX

Termination

Section 9.1            Termination of Trust Agreement.

(a)           The Trust shall dissolve at the earlier of (i) the payment to the Noteholders, the Depositor and the Insurer of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Allocation Agreement, the Insurance Agreement and Article V herein or (ii) the Payment Date next succeeding the month which is one year after the maturity or other liquidation of the last Contract and the disposition of any amounts received upon liquidation of any property remaining in the Trust; provided, however, in each case, that the Policy shall have been terminated in accordance with its terms and returned to the Insurer for cancellation.  The bankruptcy, liquidation, dissolution, death or incapacity of the Depositor shall not operate to terminate or dissolve this Agreement or the Trust, entitle the Depositor’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)           The Depositor shall not be entitled to revoke or terminate the Trust.

(c)           Notice of any dissolution of the Trust, specifying the Payment Date upon which the Depositor shall surrender the Certificate to the Paying Agent with respect to the Certificate for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Depositor mailed within five (5) Business Days of receipt by the Owner Trustee of written notice of such dissolution from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Certificate shall be made upon presentation and surrender of the Certificate at the office of the Paying Agent therein specified, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the Paying Agent therein specified.  The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent with respect to the Certificate at the time such notice is given to the Depositor.  Upon presentation and surrender of the Certificate, the Paying Agent with respect to the Certificate shall cause to be distributed to the Depositor amounts distributable on such Payment Date pursuant to Section 5.2.  In the event that the Depositor shall not surrender the Certificate for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the Depositor to surrender the Certificate for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice the Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Depositor concerning surrender of the Certificate and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Paying Agent with respect to the Certificate to the Depositor.

(d)           Upon the completion of the winding up of the Trust, the Owner Trustee, at the written direction of the Administrator, shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act, and thereupon, this Agreement shall terminate.

Section 9.2            Notification Regarding Bankruptcy of the Depositor.

Promptly after the occurrence of any Insolvency Event with respect to the Depositor, (a) the Depositor shall give the Owner Trustee, the Indenture Trustee and the Insurer written notice of such Insolvency Event, (b) the Owner Trustee shall, upon receipt of such written notice from the Depositor, give prompt written notice to the Indenture Trustee of the occurrence of such event and (c) the Indenture Trustee shall, upon receipt of such written notice from the Depositor or the Owner Trustee, give prompt written notice to the Noteholders of the occurrence of such event.

Article X

Successor Owner Trustees and Additional Owner Trustees

Section 10.1         Eligibility Requirements for Owner Trustee.

The Owner Trustee shall at all times (a) be a Person satisfying the provisions of Section 3807(a) of the Statutory Trust Act, (b) be authorized to exercise corporate trust powers, (c) have a combined capital, surplus and undivided profits of at least $50,000,000 and be subject to supervision or examination by federal or state authorities and (d) have (or have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or otherwise be acceptable to each of the Rating Agencies and the Insurer (provided that no Insurer Default shall have occurred and be continuing).  If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

Section 10.2         Resignation or Removal of Owner Trustee.

The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Insurer.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee, with the consent of the Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction at the expense of the Administrator for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee.  If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee, with the consent of the Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the removed Owner Trustee and one copy to the successor Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to this Section 10.2 shall not become effective until either (a) acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all amounts owed to the outgoing Owner Trustee in its individual capacity or (b) the Trust has been dissolved pursuant to Section 9.1 hereof and all amounts received, if any, in connection with the liquidation of the Trust shall have been distributed to the Noteholders and the Depositor and all amounts owing to the Insurer have been paid.  The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Indenture Trustee, the Depositor, the Noteholders and each of the Rating Agencies.

Section 10.3         Successor Owner Trustee.

Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall, upon payment of amounts owing to it in its individual capacity, deliver to the successor Owner Trustee all documents, statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 10.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 10.1.

Any successor Owner Trustee appointed pursuant to this Section 10.3 shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor in the State of Delaware.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the Administrator shall mail notice of such appointment to the Depositor, the Indenture Trustee, the Noteholders and the Rating Agencies.  If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Section 10.4         Merger or Consolidation of Owner Trustee.

(a)           If the Owner Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Owner Trustee; provided, however, that such Person must be otherwise qualified and eligible under Section 10.1.  The Owner Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

(b)           If at the time such successor or successors by consolidation, merger or conversion to the Owner Trustee shall succeed to the trusts created by this Agreement a Certificate shall have been authenticated but not delivered, any such successor to the Owner Trustee may adopt the certificate of authentication of any predecessor trustee and deliver the Certificate so authenticated, and in case at that time the Certificate shall not have been authenticated, such successor to the Owner Trustee may authenticate the Certificate either in the name of any predecessor trustee or in the name of the successor to the Owner Trustee.  In all such cases such certificate shall have the full force which the Certificate or this Agreement provide that the certificate of the Owner Trustee shall have.

Section 10.5         Appointment of Co-Trustee or Separate Trustee.

(a)           Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and authority (with the consent of the Insurer, provided that no Insurer Default shall have occurred and be continuing) and may execute and deliver an instrument to appoint one or more Persons approved by the Owner Trustee to act as co-trustee or co-trustees, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Depositor, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, authority, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee under Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required under Section 10.3.

(b)           Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii)           no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)          the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)           Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

(d)           Any separate trustee or co-trustee may at any time constitute the Owner Trustee its agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Article XI

Miscellaneous

Section 11.1         Supplements and Amendments.

(a)           This Agreement may be amended from time to time by the Depositor and the Owner Trustee in its individual capacity, with prior written notice to the Rating Agencies and the Insurer, without the consent of any of the Noteholders, and with the prior written consent of the Insurer (if no Insurer Default shall have occurred and be continuing) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or in the offering document used in connection with the initial sale of the Notes or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder and (ii) an Opinion of Counsel shall be furnished to the Owner Trustee and the Indenture Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or any Noteholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

(b)           This Agreement may be amended from time to time by the Depositor and the Owner Trustee in its individual capacity, with prior written notice to the Rating Agencies and the Insurer, with the prior written consent of the Insurer (if no Insurer Default shall have occurred and be continuing) and with the consent of the Holders (as defined in the Indenture) of Class A Notes evidencing not less than 51% of the Class A Note Balance, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or modifying in any manner the rights of the Noteholders; provided, however, that, subject to the express rights of the Insurer under the Transaction Documents, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on the Contracts or distributions that are required to be made on any Note, or change the Class A Note Rate, or (ii) reduce the aforesaid percentage of the Class A Note Balance required to consent to any such amendment, without the consent of all the Noteholders affected thereby or

(iii) adversely affect the ratings of the Class A Notes by the Rating Agencies (without giving effect to the Policy) without the consent of the Holders (as defined in the Indenture) of Class A Notes evidencing not less than 66 2/3% of the aggregate principal amount of the then outstanding Notes; and, provided further, that (A) such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee, the Insurer and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder and (B) an Opinion of Counsel shall be furnished to the Indenture Trustee, the Insurer and the Owner Trustee to the effect that such amendment (1) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or any Noteholder and (2) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

(c)           Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish, at the expense of the Depositor, written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

(d)           It shall not be necessary for the consent of the Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(e)           Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall file such amendment or cause such amendment to be filed with the Secretary of State.

(f)            The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s own rights, duties, liabilities or immunities (as such or in its individual capacity) under this Agreement or otherwise.

(g)           Prior to the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent in this Agreement to the execution and delivery of such amendment have been satisfied.  Notwithstanding any other provision herein or elsewhere, no amendment, supplement, waiver or consent of or with respect to any other Transaction Document that affects any right, power, authority, duty, benefit, protection, privilege, immunity or indemnity of the Owner Trustee (as such or in its individual capacity) shall be binding on the Owner Trustee (as such or in its individual capacity) unless the Owner Trustee (as such and in its individual capacity) shall have expressly consented thereto in writing.

Section 11.2         No Legal Title to Owner Trust Estate in the Depositor.

The Depositor shall not have legal title to any part of the Owner Trust Estate.  The Depositor shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and IX.  No transfer, by operation of law or otherwise, of any right, title or interest of the Depositor in and to its beneficial interest in the Owner Trust Estate shall operate to terminate or dissolve this Agreement, the Trust, or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 11.3         Limitation on Rights of Others.

The provisions of this Agreement are solely for the benefit of the Owner Trustee (as such and in its individual capacity), the Insurer, the Depositor, the Administrator, the Servicer, the Indemnified Parties and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement or the Certificate, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.4         Notices.

All demands, requests, directions, instructions, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt 1. in the case of the Owner Trustee, at the Corporate Trust Office, with a copy to Deutsche Bank Trust Company Americas, 60 Wall Street, 26th Floor, New York, New York 10005, Attention:  Structured Finance Services 2. in the case of the Depositor, at the following address: 675 Bering Drive, Suite 710, Houston, Texas 77057, 3. in the case of the Indenture Trustee, at the following address: Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration, 4. in the case of Moody’s, at the following address: Moody’s Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, 5. in the case of S&P, at the following address: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 43rd Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, and 6. in the case of the Insurer, at the following address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance.

Section 11.5         Severability.

If any provision of this Agreement or the Certificate shall be held for any reason whatsoever invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the Certificate shall not in any way be affected or impaired thereby.

Section 11.6         Separate Counterparts.

This Agreement may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

Section 11.7         Successors and Assigns.

All covenants and agreements in this Agreement shall be binding upon, and inure to the benefit of the Depositor, the Insurer and the Owner Trustee (as such and in its individual capacity) and its successors as herein provided.

Section 11.8         Covenants of the Depositor.

The Depositor shall not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Transaction Documents.

Section 11.9         No Petition.

The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement and the Depositor, the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree and shall be deemed to covenant and agree that they will not at any time institute against or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Trust, in any, bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Transaction Documents.

Section 11.10               Headings.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not define or limit any of the terms or provisions hereof.

Section 11.11               Governing Law.

This Agreement shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

Section 11.12               Amendment of Trust Agreement.

This Agreement amends, restates and replaces in its entirety the Original Trust Agreement.

Section 11.13               Owner Trustee Presumption.

For all purposes, the Owner Trustee shall be entitled to presume (and shall be fully protected in presuming) that no Insurer Default has occurred or exists unless a Responsible Officer of the Owner Trustee has obtained actual knowledge or received written notice to the contrary.

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IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

FIRST INVESTORS AUTO FUNDING CORPORATION,
as Depositor

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY DELAWARE,
as Owner Trustee

By:
Name:
Title:

Exhibit A
Form of Certificate

THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED,
ASSIGNED, EXCHANGED OR CONVEYED

FIRST INVESTORS AUTO OWNER TRUST 2003-A

CERTIFICATE

Evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of retail installment sales contracts secured by new and used automobiles and light-duty trucks sold to the Trust by First Investors Auto Funding Corporation.  The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate does not represent an interest in or obligation of, First Investors Auto Funding Corporation, Deutsche Bank Trust Company Delaware, First Investors Financial Services, Inc. or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT First Investors Auto Funding Corporation is the registered owner of a beneficial interest in First Investors Auto Owner Trust 2003-A (the “Trust”) formed by First Investors Auto Funding Corporation, a Delaware company (the “Depositor”).

The Trust was created pursuant to an initial Trust Agreement, dated as of November 12, 2003 as amended by the Amended and Restated Trust Agreement (as further amended, supplemented or otherwise modified and in effect from time to time, the “Trust Agreement”), by and between the Depositor and Deutsche Bank Trust Company Delaware, as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Allocation Agreement, dated as of November 20, 2003 (as amended, supplemented or otherwise modified and in effect from time to time, the “Sale and Allocation Agreement”), by and among the Trust, the Indenture Trustee, the Depositor and First Investors Servicing Corporation, as servicer (the “Servicer”), as applicable.

This certificate is the Certificate referred to in the Trust Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Depositor, by virtue of the acceptance hereof, assents and by which the Depositor is bound. The property of the Trust includes: (i) the Contracts; (ii) all amounts received on or in respect of the Contracts after the applicable Cutoff Date (except interest received which is accrued prior to the Cutoff Date); (iii) the Collection Account, the Reserve Account, the Prefunding Account, the Class A Note Payment Account and the Class B Note Payment Account and all amounts, securities, financial assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (iv) the security interests in the Financed Vehicles; (v) all proceeds from claims on or refunds of premiums with respect to physical damage, theft, credit life and credit disability insurance policies and extended warranties relating to the Financed Vehicles or the related Obligors; (vi) any Liquidation

Proceeds; (vii) all of the Trust’s rights to the Contract Files; (viii) all of the Trust’s rights under the Servicing Agreement, the Contribution Agreement and the Sale and Allocation Agreement to cause the Servicer, the Seller and the Depositor, respectively, to purchase Contracts affected materially and adversely by breaches of the representations and warranties of the Servicer made in the Servicing Agreement; and (ix) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.  THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

Under the Trust Agreement, there will be distributed on the twentieth day of each month or, if such twentieth day is not a Business Day, the next Business Day (each, a “Payment Date”), commencing on December 22, 2003, to the Depositor such amount to be distributed to the Depositor in accordance with the Sale and Allocation Agreement on such Payment Date. Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default under the Indenture which has resulted in an acceleration of the Notes or following certain events of insolvency with respect to the Depositor, no distributions will be made on the Certificate until all the Notes have been paid in full.

THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND ALLOCATION AGREEMENT AND THE TRUST AGREEMENT.

It is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income tax and any other income taxes, the Trust will not be treated as an association or publicly traded partnership taxable as a corporation.  The Depositor by acceptance of its interest in the Certificate agrees to such treatment and agrees to take no action inconsistent with such treatment.

The Depositor, by its acceptance of this Certificate or any beneficial interest therein, covenants and agrees and shall be deemed to covenant and agree that the Depositor will not at any time institute against or knowingly or intentionally cooperate or encourage any other Person in instituting against the Trust, or join in any institution against the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Trust Agreement or any of the other Transaction Documents (as defined in the Trust Agreement).

Distributions on this Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Depositor without the presentation or surrender of this Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Paying Agent.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or its authenticating agent by manual signature, this Certificate shall not entitle the Depositor to any benefit under the Trust Agreement or the Sale and Allocation Agreement or be valid for any purpose.

This Certificate shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

FIRST INVESTORS AUTO OWNER TRUST 2003-A

By:	Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

Dated: November       , 2003

Deutsche Bank Trust Company
Americas not in its individual capacity
but solely as Authenticating Agent for
the Owner Trustee

By:	By:
Authorized Officer	as Authenticating Agent

Exhibit B
Certificate of Trust

THIS TRUST AGREEMENT, dated as of November 12, 2003, between FIRST INVESTORS AUTO FUNDING CORPORATION, a Delaware corporation, as depositor (the “Depositor”), and DEUTSCHE BANK TRUST COMPANY DELAWARE, a Delaware banking corporation, which is acting hereunder not in its individual capacity but solely as owner trustee (the “Owner Trustee”).  The Depositor and the Owner Trustee hereby agree as follows:

1.             Creation of Trust.

(a)           The trust created hereby shall be known as “First Investors Auto Owner Trust 2003-A.”

(b)           The Depositor hereby assigns, transfers, conveys and sets over to the Owner Trustee the sum of $1.  The Owner Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate.  The Owner Trustee hereby declares that it will hold the trust estate in trust for the Depositor.  It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. and that this Trust Agreement constitute the governing instrument of the Trust.  The Owner Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached hereto.

(c)           The Depositor and the Owner Trustee will enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby.  Prior to the execution and delivery of such amended and restated Trust Agreement, the Owner Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as may be required by applicable law.  The Owner Trustee is further authorized and directed to enter into such other documents and take such other action as the Depositor specifically directs in written instructions delivered to the Owner Trustee; provided, however, the Owner Trustee shall not be required to take any action if the Owner Trustee shall determine, or shall be advised by counsel, that such action is likely to result in personal liability or is contrary to applicable law or any agreement to which the Owner Trustee is a party.

2.             Concerning the Owner Trustee.

(a)           Except as otherwise expressly required by Section 1 of this Trust Agreement, the Owner Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Trust’s property or the payment of dividends or other distributions of income or principal to the Trust’s beneficiaries, and no implied obligations shall be inferred from this Trust Agreement on the part of the Owner Trustee.  The Owner Trustee shall not be liable for the acts or omissions of the Depositor nor shall the Owner Trustee be liable for any act or omission by it in good faith in accordance with the directions of the Depositor.

(b)           The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Trust Agreement.  The Owner Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence.  In particular, but not by way of limitation:

(i)            The Owner Trustee shall not be personally liable for any error of judgment made in good faith by an officer or employee of the Owner Trustee;

(ii)           No provision of this Trust Agreement shall require the Owner Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or duties hereunder, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iii)          Under no circumstance shall the Owner Trustee be personally liable for any representation, warranty, covenant or indebtedness of the Trust;

(iv)          The Owner Trustee shall not be personally responsible for or in respect of the genuineness, form or value of the Trust property, the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor;

(v)           In the event that the Owner Trustee is unsure of the course of action to be taken by it hereunder, the Owner Trustee may request instructions from the Depositor and to the extent the Owner Trustee follows such instructions in good faith it shall not be liable to any person.  In the event that no instructions are provided within the time requested by the Owner Trustee, it shall have no duty or liability for its failure to take any action or for any action it takes in good faith;

(vi)          All funds deposited with the Owner Trustee hereunder may be held in a non-interest bearing trust account and the Owner Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of the Depositor; and

(vii)         To the extent that, at law or in equity, the Owner Trustee has duties and liabilities relating thereto to the Depositor or the Trust, the Depositor agrees that such duties and liabilities are replaced by the terms of this Trust Agreement.

(c)           The Owner Trustee shall incur no liability to anyone in acting upon any document believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the Depositor, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(d)           In the exercise or administration of the trusts hereunder, the Owner Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys, and the

Owner Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee in good faith, and (ii) may, at the expense of the Trust, consult with counsel, accountants and other experts, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other experts.

(e)           Except as expressly provided in this Section 2, in accepting and performing the trusts hereby created, the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the Trust’s property for payment or satisfaction thereof.

3.             Compensation and Indemnification.

(a)           The Depositor hereby agrees to (i) compensate the Owner Trustee in accordance with a separate fee agreement with the Owner Trustee, (ii) reimburse the Owner Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless the Owner Trustee and any of the officers, directors, employees and agents of the Owner Trustee (the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify any Indemnified Person for any Expenses which are a result of the willful misconduct, bad faith or gross negligence of such Indemnified Person.

(b)           To the fullest extent permitted by law, Expenses to be incurred by an Indemnified Person shall, from time to time, be advanced by, or on behalf of, the Depositor prior to the final disposition of any matter upon receipt by the Depositor of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Agreement.

(c)           As security for any amounts owing to the Owner Trustee hereunder, the Owner Trustee shall have a lien against the Trust property, which lien shall be prior to the rights of the Depositor or any other beneficial owner of the Trust.  The obligations of the Depositor under this Section 3 shall survive the termination of this Trust Agreement.

4.             The Owner Trustee may resign upon thirty days prior notice to the Depositor.  If no successor has been appointed within such thirty day period, the Owner Trustee may, at the expense of the Trust, petition a court to appoint a successor trustee.  Any Person into which the Owner Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Owner Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor Owner Trustee under this Trust Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto, except as may be required by applicable law.

5.             This Trust Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, whether written or oral.

6.             This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.  Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to the Trust.

7.             This Trust Agreement may be executed in two or more counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same agreement.

8.             This Trust Agreement may be amended and restated by the parties hereto as necessary to provide for the operation of the Trust; provided, however, that the Owner Trustee shall not be required to enter into any amendment hereto which adversely affects the rights, duties or immunities of the Owner Trustee.

9.             The Trust may dissolve at the election of the Depositor.  The Trust shall dissolve and this Trust Agreement shall terminate unless the Trust issues securities within one year after the date hereof.  Upon dissolution, the Owner Trustee shall file a certificate of cancellation in accordance with the Act and apply the funds deposited with it pursuant to Section 1(b) above to reimburse the Owner Trustee for any filing fees or other expenses in connection therewith.  Any remaining funds shall, after payment of any other expenses of the Trust, be returned to the Depositor.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

DEUTSCHE BANK TRUST COMPANY DELAWARE
as Owner Trustee

By:
Name:
Title:

FIRST INVESTORS AUTO FUNDING CORPORATION
as Depositor

By:
Name:
Title:

Acknowledged and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title: